                                     Bylaws

                                     BYLAWS
                                       OF
                            COMMUNICATE NOW .COM INC.
                             a Delaware corporation

                                    ARTICLE I

                                     OFFICES

     1.01  Registered   Office.  The  registered  office  shall  be  located  in
Wilmington,  Delaware.  The  registered  agent in  charge  thereof  shall be The
Company Corporation.

     1.02 Principal  Office.  The principal  office or the corporation  shall be located at 3402 Red Bud, Temple, Texas 76502.

     1.03 Other  Offices.  The  corporation  may also have offices at such other places  located  1Nithin  or  1Nithout  the  State or  Delaware  as the Board or
Directors may from time to time determine, or as the business or the corporation may require.

                                   ARTICLE II

                                      SEAL

     2.01 Seal. The corporate seal shall have inscribed  thereon the name or the corporation,  -the  year or its  organization  and the  words  "Corporate  Seal,
Delaware".

                                   ARTICLE III

                            MEETINGS OF SHAREHOLDERS

     3.01 Location of Meetings.  Meetings or  shareholders  shall be held at the registered  office of the  corporation  in this state or at such  place,  either within or without this state, as shall be specified in the notice or the meeting or in a duly executed  waiver thereof.  Meetings of shareholders  may be held by means or conference  telephone or similar  communications  equipment by means or which all persons  participating  in the  meeting can hear each other,  and such participation shall constitute presence in person at such meeting,  except where a person participates in the meeting for the express purpose or objecting to the transaction  of any  business  on the ground  that the  meeting is not  lawfully called or convened.

     3.02 Annual  Meetings.  An annual meeting or shareholders  shall be held on the  second  Tuesday  or  April,  commencing  in the year  2001,  if not a legal holiday,  and if a legal holiday,  then on the next business day rollo1Ning,  at the time aforesaid.  The date and time or the annual meeting or shareholders may be changed  by  appropriate  resolutions  or the Board of  Directors,  to a time within  sixty (60) days before or  rollo1Ning  the date stated  herein.  At this meeting,  the  shareholders  shall elect a Board or Directors,  and may transact other business property brought before the meeting.

     3.03 Election of Directors.  Elections or the directors or the  corporation need not be by  written  ballot,  except  upon  demand by a  stockholder  at the election and before voting begins.

     3.04 Special  Meetings.  Special meetings of the stockholders may be called at any time by the Chairman of the Board, if one is elected, the President,  the
Secretary  upon  resolution  by the  Board  of  Directors,  or the  stockholders entitled  to cast at least  one-fifth  of the votes which all  stockholders  are entitled to cast at the particular meeting. At any time, upon written request of any person or persons  duly calling a special  meeting,  it shall be the duty of the  Secretary  to fix the date of the  meeting,  to be held not more than sixty
(60) days after receipt of the request,  and to give due notice thereof.  If the
Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     Business  transacted  at all  special  meetings  shall be  confined  to the objects stated in the call and matters germane thereto,  unless all stockholders entitled to vote are present and consent.

     Written notice of a special  meeting of  stockholders  stating the time and place and object thereof,  shall be given to each  stockholder  entitled to vote thereat at least ten (10) days before such meeting,  unless a greater  period of notice is required by statute in a particular case.

     3.05 Quorum and  Adjournment.  A majority of the outstanding  shares of the corporation  entitled to vote, presented in person or by proxy, shall constitute a quorum at a meeting of stockholders. In all matters other than the election of
directors  or  where  required  by  the  provisions  of  the  Delaware   General
Corporation  Law,  the  affirmative  vote of the  shares  present  in  person or represented  by proxy at the meeting and entitled to vote on the subject  matter shall be the act of the shareholders.  Directors shall be elected by a plurality of the votes of the  shares  present  in person or  represented  by proxy at the meeting and entitled to vote on the election of directors.

     Where a separate vote by a class or classes is required,  a majority of the outstanding shares of such class or classes, present in person or represented by proxy,  shall  constitute a quorum  entitled to take action with respect to that vote on that matter and the  affirmative  vote of the majority of shares of such class or classes  present in person or represented by proxy at the meeting shall be the act of such class.

     If less than a  majority  of the  outstanding  shares  entitled  to vote is represented at a meeting,  a majority of the shares so represented at a meeting, a majority of the shares so  represented  may  adjourn the meeting  from time to time without  further  notice.  At such  adjourned and  subsequently  reconvened meeting at which a quorum shall be present or  represented,  any business may be transacted  which  might  have  been  transacted  at the  adjourned  meeting  or originally  notice.  The  stockholders  present at a duly organized  meeting may continue to transact business until adjournment,  notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     3.06  Proxies.   Each  stockholder   entitled  to  vote  at  a  meeting  of
stockholders  or to express  consent or dissent to  corporate  action in writing without a meeting  may  authorize  another  person or  persons to act for him by proxy,  but not such proxy  shall be voted or acted  upon after  three (3) years from its date, unless the proxy provides for a longer period.

     A duly  executed  proxy  shall  be  irrevocable  if it  states  that  it is irrevocable  and if,  and  only as  long  as,  it is  coupled  with an  interest sufficient  in  law to  support  an  irrevocable  power.  A  proxy  may be  made irrevocable  regardless  of whether the interest  with which it is coupled is an interest in the stock itself or an interest in the  corporation  generally.  All proxies  shall be filed with the  Secretary  of the meeting  before  being voted upon.

     3.07 Determination of Stockholders Entitled to Vote. The Board of Directors
of the  corporation may determine the  stockholders  entitled to notice of or to vote at any meeting of  stockholders  or any  adjournment  thereof by adopting a resolution fixing a record date for such determination;  PROVIDED, HOWEVER, that the record date shall not (a) precede  the date on which the  resolution  fixing such record date is adopted by the Board of Directors, or (b) be more than sixty
(60) or less than ten (10) days before the date of such meeting.

     If no record date is fixed by the Board of  Directors,  the record date for such  determination  shall be at the close of business on the day next preceding the day on which  notice is given,  or,  if  notice is  waived,  at the close of business on the day next preceding the day on which the meeting is held.

     A determination  of stockholders of record entitled to notice of or to vote at a meeting of  stockholders  shall apply to any  adjournment  of the  meeting;
PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for the adjournment. and subsequently reconvened meeting.

     3.08 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting,  a written  notice of the meeting  shall tie given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     Unless  otherwise  provided by law,  written notice of any meeting shall be given to each  stockholder  entitled  to vote at such  meeting not less than ten
(10) nor more than sixty (60) days ( before the date of the meeting.

     3.09  Determination  of  Stockholders  Entitled  to  Consent.  The Board of
Directors  may  determine  the  stockholders  entitled to consent to a corporate action in writing  without a meeting by  adopting a  resolution  fixing a record date for such determination;  PROVIDED,  HOWEVER, that the record date shall not
(a) precede the date on which the resolution fixing such record date is adopted,
(b) be more than ten (10) days after the date the resolution  fixing such record date is  adopted by the Board of  Directors,  or ( c) less than ten (10) days or more than (60) days before the date of such meeting.

     If no record date is fixed by the Board of  Directors,  the record date for such  determination  (when no prior action by the Board of Directors is required by statute)  shall be the first date on which a signed written  consent  setting forth the action taken or proposed to be taken is  delivered to the  corporation by delivery to (i) its registered  office in Delaware,  (ii) its principal place of business,  or (iii) an officer or agent of the corporation  having custody of the book in which proceedings of stockholders'  meetings are recorded.  Delivery shall  be made by  hand or by  certified  or  registered  mail,  return  receipt requested.

     If no record date has been fixed by the Board of Directors and prior action by the Board of  Directors  is required by statute,  the record date shall be at the close of  business  on the day on which the Board of  Directors  adopts  the resolution taking such prior action.

     3.10  Consent In Lieu of Meetings.  Any action  required or permitted to be taken at any annual or special  meeting of  stockholders  may be taken without a meeting,  without  prior notice and without a vote,  if a consent or consents in writing,  setting  forth the action so taken,  shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary  to  authorize  or take such  action at a meeting  at which all shares entitled to vote  thereon  were  present and voted and shall be delivered to the corporation  by  delivery  to 0) its  registered  office in  Delaware,  (ii) its principal  place of  business,  or (iii) an officer or agent of the  corporation having  custody  of  the book  in which  proceedings of  stockholders'  meetings are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested.

     Every written consent must be signed by, and bear the date of signature of, each  stockholder . No written  consent shall be effective to take the corporate action  referred to therein  unless within sixty (60) days of the earliest dated consent  delivered  to the  corporation  in the manner  required in Section 3.09 above,  written consents signed by a sufficient number of holders to take action are delivered to the corporation.

     Prompt  notice of the taking of the corporate  action  without a meeting by less that unanimous  written  consent shall be given to those  stockholders  who have not consented in writing.

     3.11 List of  Stockholders.  The officer who has charge of the stock ledger of the  corporation  shall  prepare  and make,  at least ten days  before  every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting,  arranged in  alphabetical  order,  and showing the address of each stockholder and the number of shares registered in the name of each stockholder.
No share of stock upon which any installment is due and unpaid shall be voted at any, meeting. The list shall be open to the examination of any stockholder,  for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days  prior to the  meeting,  either at a place  within the city where the meeting is to be held, which place shall be specified in the notice of the meeting,  or, if not so  specified,  at the place where the meeting is to be held.  The list  shall  also be  produced  and kept at the time and place of the meeting during the whole time thereof,  and may be inspected by any  stockholder who is present

                                   ARTICLE IV

                                    DIRECTORS

     4.01  Qualification,  Election  and Term.  The business and affairs of this corporation shall be managed by its Board of Directors. The number of members to constitute  the Board of Directors  shall be as established by resolution of the
Board of Directors, or by an action of the stockholders.  The directors need not be residents of this state or  stockholders  in the  corporation.  They shall be elected  by a  plurality  of the  votes  of the  shares  present  in  person  or represented  by proxy at the  meeting and  entitled  to vote on the  election of directors at the annual meting of stockholders of the corporation. Each director shall be  elected  for the term of one year,  and until his  successor  shall be elected and shall qualify or until his earlier resignation or removal.

     4.02 Powers. The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of
the  corporation  or  by  these  Bylaws   conferred  upon  or  reserved  to  the
stockholders.

     4.03 Good Faith Reliance; Extent.  A member of the Board of Directors, or a member of any committee  designated by the Board of Directors under Section 4.09 hereof,  shall be fully  protected  in relying in good faith upon the records of the  corporation  and upon such  information,  opinions,  reports or  statements presented to the corporation by any of its officers or employees,  or committees of the Board of  Directors,  or by any other  person as to matters the  director reasonably  believes  are  within  such  other  person's  professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation,  as to the value and amount of the assets,  liabilities  and/or net profits of the  corporation,  or any other facts  pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with  which the  corporation's  stock might  properly be  purchased or redeemed.

     4.04 Annual,  Regular and Special Meetings. The Board of Directors may hold its meetings, and have an office or offices, outside this state.

     Annual meetings of the directors shall be held immediately after the annual meeting of the stockholders,  or if a quorum is not then present,  at a time and place to be determined by the Chairman of the Board.

     Regular  meetings  of  the  Board  shall  be  held  without  notice  at the registered  office  of the  corporation,  at such  time  and  place  a shall  be determined by the Board.

     Special  meetings of the board may be called by the  Chairman of the Board, if one is elected,  or the  President on ten (10) days notice to each  director, either  personally or by mail or by telegram;  (special meetings shall be called by the  President  or Secretary in like manner and on like notice on the written request of a majority of the directors in office.

     4.05 Quorum. A majority of the total number of directors shall constitute a quorum for the  transaction  of  business.  If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting  from time to time until a quorum is  obtained,  and no  further  notice thereof need be given other than by  announcement  at the meeting which shall be so adjourned.

     4.06  Consent In Liu of Meeting.  Any action  required or  permitted  to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent  thereto in writing,  and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     4.07  Conference  Telephone.  One or more  directors may  participate  in a meeting of the Board,  of a committee  of the Board or of the  stockholders,  by means of conference  telephone or similar  communications  equipment by means of
which  all   persons   participating   in  the  meeting  can  hear  each  other;
participation  in this  manner  shall  constitute  presence  in  person  at such meeting.

     4.08  Compensation.  Directors as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special  meeting of the Board,  PROVIDED that nothing herein  contained shall be construed  to preclude any director  from serving the  corporation  in any other capacity and receiving compensation therefor.

     4.09  Appointment of Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board,  designate one (I) or more  committees, each committee to consist of one (I) or more directors.  Any such committee,  to the extent  provided in the  resolution of the Board  creating  such  committee, shall have and may  exercise  all of the powers  and  authority  of the Board of
Directors in the management of the business and affairs of the corporation,  and may  authorize the  corporation's  seal  to be  affixed  to all papers which may require  it  PROVIDED,  HOWEVER,  that no  committee  shall  have  any  power or authority to (i) amend the certificate of  incorporation,  EXCEPT, to the extent authorized  by  resolution  providing for issuance of shares of stock adopted by the Board of Directors,  a committee may fix the designations and preferences or rights of shares relating to dividends, redemption, dissolution, distribution of assets of the corporation,  or the conversion of shares into, or the exchange of shares for shares of any other  class or  classes,  or series of the same or any other  class or classes  of stock,  or fix the number of shares of any series of stock or increase or decrease the number of shares of any series;  (ii) adopt an agreement of merger or  consolidation;  (iii) recommend to the  stockholders the sale,  lease  or  exchange of  all or  substantially  all  of the  corporation's property and assets;  (iv)  recommend to the  stockholders  a dissolution of the corporation  or a  revocation  of a  dissolution  (v)  amend  the  bylaws of the corporation;  (vi) declare a dividend; (vii) authorize the issuance of stock; or
(viii) adopt a certificate of ownership or merger.

     The Board of Directors may provide that in the absence or  disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting may unanimously  appoint another member of the Board to act at a meeting in place of such absent or disqualified  committee member.  The
Board of Directors  may also  designate  one (I) or more  directors as alternate committee  members  who may  replace  any absent or  disqualified  member at any committee meeting.

     4.10 Removal. Any director or the entire Board of Directors may be removed, with or without cause,  by the holders of a majority of the shares then entitled to vote at an  election of  directors,  except  that when  cumulative  voting is permitted,  if less than the entire  Board is to be removed,  no director may be removed  without cause if the votes cast against his removal would be sufficient to elect him if then  cumulatively  voted at an election of the entire  Board of
Directors,  or, if there be classes of directors, at an election of the class of directors of which he is a part

                                    ARTICLE V

                                    OFFICERS

     5.01 Title and Number.  The executive  officers of the corporation shall be chosen by the  directors and shall be a President  and  Secretary.  The Board of
Directors may also choose a Chairman of the Board,  one or more Vice Presidents, a Treasurer,  and such other officers as it shall deem necessary.  Any number of offices may be held by the same person.  None of the officers of the corporation need to  directors.  The officers  shall be elected at the first  meeting of the
Board of Directors after each annual meeting.

     5.02 Salaries. Salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     5.03 Term of Office.  The officers of the corporation shall hold office for one year and until their  successors are chosen and have qualified.  Any officer or agent  elected  or  appointed  by the  Board may be  removed  by the Board of
Director  whenever in its judgment the best interest of the corporation  will be served thereby.

     5.04 Chairman of the Board. The Chairman of the Board of Directors,  if one
is elected, shall preside at all meetings of the Board of Directors and he shall have and perform  such other  duties as from time to time may be assigned to him by the Board of Directors.

     5.05 President.  The President shall be the chief executive  officer of the corporation; he shall preside at all meetings of the stockholders and directors;
he shall have general and active  management of the business of the corporation, shall see that all orders and  resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers, except such as may be by statute  exclusively  conferred on the President to any other officer or officers of the corporation.  He shall execute bonds, mortgages and other  contracts  requiring a seal,  under the seal of the  corporation.  He shall be EX-OFFICIO a member of all committees, and shall have the general power and  duties of  supervision  and  management  usually  vested  in the  office of
President of a corporation.

     5.06  Vice-President.  Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Directors.

     5.07  Secretary.  The Secretary  shall attend all sessions of the Board and all meetings of the  stockholders  and act as clerk thereof,  and record all the votes of  the  corporation  and  the C"  minutes  of all its  transactions  in a book  to be kept  for  the  purpose,  and  shall  perform  like  duties  for all committees of the Board of Directors when  required.  He shall give, or cause to be  given,  notice  of all  meetings  of the  stockholders  and of the  Board of
Directors, and shall perform such other duties as may be prescribed by the Board of Directors or  President,  and under whose  supervision  he shall be. He shall keep in safe custody the corporate seal of the corporation,  and when authorized by the Board, affix the same to any instrument requiring it

     5.08 Treasurer. If a Treasurer is elected or appointed, the Treasurer shall have  custody  of the  corporate  funds and  securities  and shall keep full and accurate  accounts of  receipts  and  disbursements  in books  belonging  to the corporation,  and shall keep the moneys of the corporation in a separate account to the credit of the corporation. He shall disburse the funds of the corporation as may be ordered by the Board,  taking proper vouchers for such  disbursements, and shall render to the President and directors,  at the regular meetings of the
Board,  or whenever they may require it, an account of all his  transactions  as
Treasure and of the financial condition of the corporation.

     5.09 Other  Officers and Agents.  The Board of  Directors  may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall  exercise  such powers and perform such duties as shall be determined from time to time by the Board of Directors.

                                   ARTICLE VI

                                 INDEMNIFICATION

     6.01 Persons and Extent.  Subject to the  provisions  of Section 145 of the
Delaware General Corporation Law, the corporation may indemnify any person who:

     (a)  was  or is a  party  or is  threatened  to be  made  a  party  to  any threatened,  pending or completed  action,  suit or  proceeding,  whether civil, criminal,  administrative  or  investigative  (other than an action by or in the right of the  corporation)  by reason of the fact that he is or was a  director, officer,  employee  or agent of the  corporation,  or is or was  serving  at the request of the Corporation as a director,  officer, employee or agent of another corporation,  partnership,  officer,  employee or agent of another  corporation,
partnership,   joint  venture,  trust  or  other  enterprise,  against  expenses
(including  attorneys'  fees),  judgments,  fines and amounts paid in settlement actually and reasonably  incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he  reasonably  believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal  action or  proceeding,  had no reasonable  cause to believe his conduct was  unlawful.  The  termination  of any action,  suit or  proceeding by judgment,  order, settlement,  conviction,  or upon a plea of nolo contendere or its equivalent,  shall not, of itself,  create a presumption that the person did not act in good faith and in a manner which he  reasonably  believed to be in or not opposed to the best  interest of the  corporation,  and, with respect to any criminal action or proceeding,  had reasonable cause to believe that his conduct was unlawful.

     (b)  was  or is a  party  or is  threatened  to be  made  a  party  to  any threatened,  pending  or  completed  action  or suit by or in the  right  of the corporation  to procure a judgment in its favor by reason of the fact that he is or was a director,  officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation as a director,  officer,  employee or agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise against expenses (including  attorney's fees) actually and reasonably incurred by him in  connection  with the defense or settlement of such action or suit if he acted in good faith and in a manner he  reasonably  believed to be in or not  opposed to the best  interests  of the  corporation  and except  that no indemnification  shall be made in respect  of any  claim,  issue or matter as to which such  person  shall  have been  adjudged  to be liable to the  corporation unless and only to the extent  that the Court of  Chancery or the court in which such action or suit was brought shall determine upon application  that,  despite the adjudication of liability but in view of all the  circumstances of the case, such person is fairly and  reasonably  entitled to indemnify  for such  expenses which the Court of Chancery or such other court shall deem proper.

     Any indemnification  under subsections (a) and (b) of this section,  unless ordered by a court,  shall be made by the corporation  only as authorized in the specific  case  upon a  determination  that  indemnification  of  the  director, officer, employee or agent is proper in the circumstances because he has met the applicable  standard  of conduct  set forth in  subsections  (a) and (b) of this section.

     Such  determination  shall  be made  (I) by the  board  of  directors  by a majority  vote of a quorum  consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of  disinterested  directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     6.02 Expenses and Costs. To the extent that a director,  officer,  employee or agent of the  corporation  has been  successful on the merits or otherwise in defense of any action,  suit or  proceeding  referred  to in Section  6.01 or in defense of any claim, issue or matter therein,  he shall be indemnified  against expenses (including  attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Expenses  incurred  by an  officer  or  director  in  defending  a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final  disposition  of such action,  suit or  proceeding  upon receipt of an undertaking  by or on behalf of such director or officer to repay such amount if it shall  ultimately be determined  that he is not entitled to be indemnified by the  corporation  as authorized  in this Article VI. Such  expenses  incurred by other  employees  and agents may be so paid upon such terms and  conditions,  if any, as the Board of Directors deems appropriate.

     The  indemnification  and  advancement of expenses  provided by, or granted pursuant to, any provision of this Article shall not be deemed  exclusive of any other rights to which those seeking  indemnification  or advancement of expenses
may  be  entitled  under  any  bylaw,   agreement,   vote  of   stockholders  or
disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     The  indemnification  and  advancement of expenses  provided by, or granted pursuant hereto shall,  unless  otherwise  provided when authorized or ratified, continue  as to a person who has ceased to be a director,  officer,  employee or agent and shall inure to the benefit of the heirs,  executors and administrators of such a person.

     6.03 Insurance.  The corporation  shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director,  officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise against any liability asserted against him and  incurred by him in any such  capacity,  or arising out of his status as such,  whether  or not the  corporation  would have the power to  indemnify  him against such liability under this section.

                                  ARTICLE VII
                                   VACANCIES

     7.01   Vacancies.   Any  vacancy  occurring  in  any  office  of  the
corporation by death, resignation,  removal or otherwise, shall be filled by the
Board of Directors. Vacancies and newly created directorships resulting from any increase in the  authorized  number of directors  may be filled by a majority of the  directors  then  in  office,  although  less  than a  quorum,  or by a sole remaining  director.  If at any time, by reason of death or resignation or other cause, the corporation  should have no directors in office,  then any officer or any  stockholder  or  an  executor,  administrator,  trustee  or  guardian  of a stockholder,  or other  fiduciary  entrusted  with like  responsibility  for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of these Bylaws.

     7.02  Resignations  Effective at Future Date. A  resignation  of a director shall be effective  only upon the date  accepted by the Board of Directors or at such future date as may be agreed to by the Board of Directors. In the event the resignation of a director is to become  effective at a future date, the Board of
Directors,  including the director whose resignation is being acted upon, may by majority  vote,  elect a  replacement  director  whose  election to the Board of
Directors shall become effective on the date such resignation takes effect

     7.03 Vacancy of Entire Board. If at any time the corporation should have no
directors   in  office,   then  any   officer,   stockholder   or  an  executor,
administrator,  trustee or guardian of a stockholder,  or a fiduciary  entrusted with a like  responsibility for the person or estate of a stockholder may call a special meeting of stockholders  for the purpose of electing  directors,  or may apply to the Court of  Chancery,  State of  Delaware  for a decree  ordering  an election of directors.

                                  ARTICLE VIII

                                CORPORATE RECORDS

     8.01 Review of Records. Any stockholder of record, in person or by attorney or other  agent,  shall,  upon  written  demand  under oath  stating the purpose thereof,  have the right  during the usual hours for business to inspect for any proper  purpose the  corporation's  stock  ledger,  a  list of its stockholders, and its other books and  records,  and to make copies or extracts  therefrom.  A proper  purpose  shall  mean  a  purpose  reasonably  related  to such  person's interest as a  stockholder.  In every  instance where an attorney or other agent shall be the person  who seeks the right to  inspection,  the demand  under oath shall  be  accompanied  by a power  of  attorney  or such  other  writing  which authorizes  the attorney or other agent to so act on behalf of the  stockholder.
The demand  under oath shall be directed to the  corporation  at its  registered office in this state or at its principal place of business.

                                   ARTICLE IX

                        STOCK CERTFICATES, DMDENDS, ETC.

     9.01  Description.  The  stock  certificates  of the  corporation  shall be numbered  and  registered  in  the  share  ledger  and  transfer  books  of  the corporation as they are issued.  They shall bear the corporate seal and shall be signed by the  Chairman or Vice  Chairman of the Board of  Directors  if they be elected,  the  President  or Vice  President,  and the  Treasurer or a Assistant
Treasurer,  or  Secretary or  Assistant  Secretary,  and shall be issued to each stockholder  certifying  the number of shares of the  corporation  owned by him.
When such certificates are countersigned (I ) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

     9.02 Transfers.  The shares of the corporation shall be transferrable  only upon its books by the  holders  thereof  in person or by their  duly  authorized attorneys or legal representatives. Upon such transfer the old certificate shall be surrendered to the corporation by the delivery thereof to the

     10.03  Notice.  Wherever  written  notice  is  required  to be given to any person,  it may be given to such person,  either personally or by sending a copy thereof  through  the mail,  or by  telegram,  charges  prepaid,  to his address appearing on the books of the corporation, or supplied by him to the corporation for the  purpose of notice.  If the notice is sent by mail or by  telegraph,  it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph  office for  transmission  to such person. Such notice shall specify the place, day and hour of the meeting and, in the case of a  special  meeting  of  stockholders,  the  general  nature  of the business to be transacted.

     10.04 Waiver of Notice. Whenever any written notice is required by statute, or by the  Certificate  or the Bylaws of this  corporation  a waiver  thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated  therein,  shall be deemed  equivalent to the giving of such notice.  Except in the case of a special meeting of  stockholders,  neither the  business  to be  transacted  at nor  the  purpose  of the  meeting  need be specified in the waiver of notice of such meeting. Attendance of a person either in person or by proxy,  at any meeting  shall  constitute  a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting  to the  transaction  of any  business  because  the  meeting  was not lawfully called or convened.

     10.05 Disallowed Compensation.  Any payments made to an officer or employee of the corporation such as a salary,  commission,  bonus, interest, rent, travel or entertainment  expense incurred by him, which shall be disallowed in whole or in part as a  deductible  expense  by the  Internal  Revenue  Service,  shall be reimbursed by such officer or employee to the  corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each such  amount  disallowed.  In lieu of payment by the  officer or employee,  subject to the determination of the directors,  proportionate amounts may be withheld from his future  compensation  payments until the amount owed to the corporation has been recovered.

                                   ARTICLE XI

                                ANNUAL STATEMENT

     11.01  Financial  Statements.  The President  and Board of Directors  shall present at each annual meeting a full and complete statement of the business and affairs of the  corporation  for the preceding  year.  Such  statement  shall be prepared  and  presented in whatever  manner the Board of  Directors  shall deem advisable and need not be verified by a certified public accountant.

                                   ARTICLE XII

                                   AMENDMENTS

     12.01  Amendments.  These Bylaws may be amended or repealed,  or new Bylaws may be adopted, by the Board of Directors;  PROVIDED HOWEVER,  the conferring of this power upon the Board of Directors,  shall not divest nor limit the power of the stockholders to adopt, amend or repeal Bylaws.